UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported):  May 31, 2018

                            ADVANTEGO CORPORATION
                            ---------------------
            (Exact name of Registrant as specified in its charter)

        Colorado                        0-23726              84-1116515
----------------------------     -------------------    ----------------------
(State or other jurisdiction    (Commission File No.)      (IRS Employer
     of incorporation)                                  Identification No.)

             3802 East Florida Ave., Suite 400, Denver, CO 80210
             ---------------------------------------------------
         (Address of principal executive offices, including Zip Code)

      Registrant's telephone number, including area code: (949) 627-8977

                        Golden Eagle International, Inc.
                             1 Park Plaza, Suite 600
                                Irvine, CA 92614
                    ----------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

      Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [ ]

Item 5.02  Departure  of  Directors  or  Certain  Officers;   Election  of
           Directors;    Appointment   of   Certain   Officers;   Compensation
           Arrangements of Certain Officers

      On May 31, 2018 Frank (Philip) Grey resigned as an officer and director of the Company. Mr. Grey's resignation was not the result of any disagreements with the Company. Mr. Grey will consult with the Company in various areas, including capital formation and investor relations.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 31st day of May, 2018.


                                       ADVANTEGO CORPORATION


                                       By: /s/ Robert W. Ferguson
                                           -----------------------------
                                          Robert W. Ferguson
                                          Chief Executive Officer